UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           SCHEDULE 14A

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                  FLEXPOINT SENSOR SYSTEMS, INC.
                  ------------------------------
         (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)     Title of each class of securities to which transaction applies:
     2)     Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
     4)     Proposed maximum aggregate value of transaction:
     5)     Total fee paid:
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)     Amount previously paid:
     2)     Form, Schedule or Registration Statement No.:
     3)     Filing Party:
     4)     Date Filed:

[Company logo  Flexpoint - flexible sensor systems ]


                         October 12, 2005

To our stockholders:

You are cordially invited to attend the annual meeting of stockholders of Flexpoint Sensor Systems, Inc. on Tuesday, November 22, 2005, at the Grand America Hotel, located at 555 South Main, Salt Lake City, Utah, at 10:00 a.m. local time.

The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. We have also enclosed a copy of the annual report on Form 10-KSB for the year ended December 31, 2004, as amended, which includes audited financial statements and certain other information.

It is important that you use this opportunity to take part in the affairs of Flexpoint Sensor Systems, Inc. by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person.

We look forward to seeing you at the meeting.

Inasmuch as we have enclosed with this proxy our annual report, and having dispensed with the formality of inviting you to the shareholder meeting, I would like to share some of my thoughts about the past year and the Company's vision for the future.

During the early part of the year we completed a successful Private Placement Offering which provided the capital necessary to develop and market the bend sensor and to provide for the future success of the Company. We have put in place a new executive team and are moving the Company and its products forward.

The Company is utilizing the funds to purchase and/or lease new equipment, qualify the Company and its facilities to QS-9001, increase inventory and add to and expand personnel in our engineering, manufacturing and sales departments.

We have added engineering personnel and increased sales activity through the creation of a network of sales representatives throughout strategic regions of the country. The Company has initiated the QS-9001 qualification procedure, (a process which could take up to a year to accomplish). The QS-9001 certification is required before Flexpoint Sensor Systems, Inc. can qualify to manufacture products for usage in the American automotive industry. To provide for any required production in the interim period until the company receives its QS-9001 certification, and to insure the capability of meeting future supply requirements, Flexpoint Sensor Systems has entered into contracts with QS-9001 qualified manufactures certified for manufacturing for the automotive industry.

                  Flexpoint Sensor Systems, Inc.
             106 West 12200 South * Draper, UT 84020
Ph: (801) 568-5111 * Fax: (801) 568-2405 * Toll Free (866) 766-3539
                        www.flexpoint.com

With all of this activity, our primary focus remains acquiring contracts with competent companies both inside and outside of the automotive industry for our products so we can move the company forward.

THE COMPANY'S MOST IMPORTANT ACCOMPLISHMENT TO DATE is the execution of a contract with R&D Products on September 28, 2005 for production of their Medical Bed. The contract calls for completion of sensors, connectors and the required hardware, software and controls that will be used in the medical bed.

We are also making significant progress with three automotive manufacturers and, five Tier one suppliers on Flexpoint's sensors. We have recently completed tests on the operation of the pedestrian sensor which are very positive and encouraging. These results have been shared with the various manufacturers and suppliers and are expected to lead to additional cooperative agreements.

We believe the future is bright and the Company is poised to move forward as we aggressively seek to capitalize on the opportunities that we have created and to develop new areas of opportunity.

We appreciate the confidence you have shown in the Company and acknowledge your important contribution toward the future success of Flexpoint and its technology. You can keep up on the Company through our periodic press
releases and on our web-site at www.flexpoint.com.   If you have any questions
regarding the Company you can contact us at (801) 568-5111. Once again, we appreciate your confidence in Flexpoint as we move into the future.


          Sincerely,


          /s/ Clark M. Mower
          Clark M. Mower
          President and CEO

      ______________________________________________________

             NOTICE OF FLEXPOINT SENSOR SYSTEMS, INC.
                  ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held November 22, 2005

     _______________________________________________________

Dear Stockholders:

It is my pleasure to invite you to the Annual Meeting of the Stockholders of Flexpoint Sensor Systems, Inc., which will be held on Tuesday, November 22, 2005, at 10:00 a.m. local time, at the Grand America Hotel, located at 555 South Main, Salt Lake City, Utah.
The purposes of the meeting will be to:

       .    Elect three directors to our Board of Directors;

       .    Approve the 2005 Stock Incentive Plan; and

       . Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on October 11, 2005, are entitled to vote at the meeting, or any adjournment or postponement of the meeting. We are mailing proxy solicitation material to our stockholders commencing on or about October 28, 2005. We must receive your proxy on or before November 18, 2005, in order for your proxy to be voted at the meeting.

You are invited to attend the meeting. Regardless of whether you expect to attend the meeting in person, we urge you to read the attached proxy statement and sign and date the accompanying proxy card and return it in the enclosed postage-paid envelope. It is important that your shares be represented at the meeting.

                                    By Order of the Board of Directors,



                                           /s/ John A. Sindt
                                     By: _____________________________________
                                         John A. Sindt, Chairman of the Board


Salt Lake City, Utah
October 12, 2005

                        TABLE OF CONTENTS


General Information.........................................................1

Information Regarding the Meeting...........................................1

Proposal No. 1 - Election of Directors......................................4

Proposal No. 2 - 2005 Stock Incentive Plan..................................6

Our Management..............................................................8

Director and Executive Officer Compensation.................................9

Voting Securities and Principal Holders of Them............................10

Independent Public Accountants.............................................11

Stockholder Proposals for 2006 Annual Meeting..............................11

Other Matters..............................................................12

Appendices
       Appendix A - 2005 Stock Incentive Plan
       Appendix B - Audit Committee Charter
       Appendix C - Proxy Card

 ----------------------------------------------------------------------------
                       GENERAL INFORMATION
 ----------------------------------------------------------------------------

Flexpoint Sensor Systems, Inc. is a development stage company principally engaged in obtaining financing and seeking manufacturing contracts for the design and engineering of technology and equipment using our Bend Sensor technology, which is a flexible potentiometer technology. We emerged from Chapter 11 bankruptcy on February 24, 2004, and since that time we have leased a manufacturing facility, purchased necessary equipment to establish a production line, negotiated contracts, manufactured Bend Sensor technology devices and have further developed our technologies. Our focus is to acquire contracts with companies for our products to move our business forward.

We sent you this proxy statement and the enclosed proxy card because our Board of Directors (the "Board") is soliciting your proxy for use at our annual meeting of stockholders. All holders of record of our shares of common stock on October 11, 2005, are entitled to vote at the meeting. At the meeting, you will be asked to:

..     Elect three directors to our Board;

..     Approve the 2005 Stock Incentive Plan; and

..     Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

This proxy statement and the accompanying proxy card were first mailed to our stockholders on or about October 28, 2005. We are paying all of the costs of this proxy solicitation. We have included the information required by Rule 14a-3 of the Rules of the Securities and Exchange Commission ("SEC") in this proxy statement. We have also provided our annual report on Form 10-KSB, as amended, that includes audited financial statements for our last fiscal year, which ended December 31, 2004. If you would like copies of any of our filings with the SEC, other than the filings we are delivering to you in connection with this proxy statement, you may request copies of the filings by sending your request in writing to:

                      Stockholder Relations
                  Flexpoint Sensor Systems, Inc.
                   106 West Business Park Drive
                       Draper, Utah  84020

We will not charge you for any of the copies.


 ----------------------------------------------------------------------------
                INFORMATION REGARDING THE MEETING
 ----------------------------------------------------------------------------

What may I vote on? You will be entitled to vote, either in person or by proxy, on the election of three directors, approval of the 2005 Stock Incentive Plan and any other business properly brought before the meeting.

How does the Board recommend I vote on the proposals? The Board recommends a vote FOR each director and a vote FOR the 2005 Stock Incentive Plan.

Who is entitled to vote? Stockholders as of the close of business on October 11, 2005 (the record date) are entitled to vote at the meeting.

How do I vote? Sign and date the proxy card you receive with this proxy statement and return it in the postage-paid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the proposals. You have the right to revoke your proxy at any time before the meeting by:

..     notifying our Corporate Secretary, B. Fred Atkinson, Jr.; OR

..     voting in person; OR

..     returning a proxy card with a later date.

Who will count the votes? We have appointed B. Fred Atkinson, Jr. as the inspector of the election. He will count and tabulate the votes.

Is my vote confidential?  Your vote will not be disclosed except:

..     as needed to permit the inspector of the election to tabulate and certify the vote;

..     as required by law; or

..     in limited circumstances, such as a proxy contest in opposition to the
      Board.

Additionally, all comments written on the proxy card or elsewhere will be forwarded to our management, but your identity will be kept confidential unless you ask that your name be disclosed.

What shares are included on the proxy card? The shares on your proxy card represent ALL of your shares, including those shares held in your accounts at various brokerages. If you do not return your proxy card, your shares will not be voted.

What does it mean if I get more than one proxy card? If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all the proxy cards you receive to ensure that all your shares are voted.

How many shares can vote? As of the record date, 22,974,537 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter being considered.

What is a "quorum"? A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and for a proposal to be adopted it must be approved by more than 50% of the shares voting at a meeting at which there is a quorum. The three nominees for director receiving the highest number of affirmative votes will be elected as directors. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. We intend to treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are presented and entitled to vote for purposes of determining the presence of a quorum; however, we will not consider broker non-votes as votes cast either for or against a particular matter.

Who can attend the annual meeting? All of our stockholders on October 11, 2005, may attend. Due to limited space in the meeting room, we are limiting the persons who can attend the meeting to our stockholders, their representatives, our employees and directors and our representatives.

How will voting on any other business be conducted? Although we do not know of any business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, then your signed proxy card gives authority to John A. Sindt, the Chairman of the Board, and Clark M. Mower, our President, to vote on those matters at their discretion.

Who are the largest principal stockholders? As of October 11, 2005, two of our stockholders owned more than 5% of our capital stock. Those stockholders are First Equity Holdings Corp., an affiliate, that beneficially owns 5,757,158 shares, or 25.1% of our outstanding common stock, and John A. Sindt, Chairman of the Board, who beneficially owns 1,394,976 shares, or 6.1% of our outstanding common stock. John A. Sindt currently serves as Chairman of the Board and is a nominee for election as a director at the meeting.

How much did this proxy solicitation cost? We did hire third parties to assist us in the printing and distribution of the proxy materials and the solicitations of votes. We have retained Georgeson Shareholder to solicit proxies at a cost of $6,500, plus reasonable out of pocket expenses. We estimate that our total costs for these actions will be approximately $21,500. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

How do I revoke my proxy after I give it? A stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise at the meeting by delivering to our Corporate Secretary a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not; however, constitute revocation of your proxy without your further action. Any written notice revoking your proxy should be sent to our principal executive offices addressed as follows:

                      Stockholder Relations
                  Flexpoint Sensor Systems, Inc.
                   106 West Business Park Drive
                       Draper, Utah  84020

-----------------------------------------------------------------------------
             PROPOSAL NO. 1  - ELECTION OF DIRECTORS
-----------------------------------------------------------------------------

Nominees

You are being asked to elect Messrs. John A. Sindt, Clark M. Mower and Ruland
J. Gill, Jr. to our Board. Our bylaws provide that the directors shall be divided into three classes. A class of directors shall be elected for a one-year term, a class of directors for a two-year term and a class of directors for a three-year term. At each succeeding annual meeting of stockholders, successors to the class of directors whose term expires at that meeting shall be elected for a three-year term. Because this meeting of stockholders will be the first meeting of stockholders since emergence from bankruptcy and two of the three directors have been appointed to replace directors who have resigned during the past year, the directors shall be divided into three classes and all will stand for election. Mr. Mower will be elected to serve a one-year term, Mr. Sindt will serve a two year term and Mr. Gill will serve a three-year term. Each will serve for the identified term or until he is succeeded by another qualified director who has been elected.

Each of these nominees for director is now a member of the Board. Mr. Sindt became a director in 1999 and Messrs. Mower and Gill joined the Board in December of 2004. The Board met two (2) times during the year ended December 31, 2004, and has held six (6) regular meetings and two (2) special meetings during the six month period ended June 30, 2005.


Biographical Information about the Nominees

The following information was provided to us by each of the nominees:

John A. Sindt - Mr. Sindt has served as a director of the company since 1999 and served as President and Chief Executive Officer from 2001 to 2004. He served as Secretary/Treasurer from January 2005 through July 12, 2005. Mr. Sindt is also the Chairman of the Board of Sensitron, our subsidiary. He has been employed since 1965 as a Salt Lake County, Utah Constable and he currently heads that department. He has also served as President, Corporate Secretary and Director for the National Constables Association. He has owned and operated a successful chain of retail jewelry stores in Utah.

Clark M. Mower - Mr. Mower was appointed our President and CEO in January 2005. He was appointed as Director, President and CEO of Sensitron in February 2005. He formerly served as Senior Vice President - Mergers and Acquisitions - Merchant Energy Group for El Paso Energy Corporation (NYSE:
EP). From August 2002 to 2004 he was the managing member of Polaris Energy, LLC, a non-affiliated consulting company to energy related mergers and acquisition. From August 2002 to July 2004 he was a management committee member for Saguaro Power Company, a non-affiliated company operating a 100
megawatts power plant in Henderson, Nevada.   Prior to that he served as
President and Chief Executive Officer of Bonneville Pacific Corporation (a public company) for eight years until El Paso Corporation acquired Bonneville Pacific Corporation in October 1999.

Ruland J. Gill, Jr. - Mr. Gill is Vice President of Government Affairs and Senior Attorney for Questar Corporation (NYSE: STR), where he has worked since 1973. He was appointed as a Director of Sensitron in February 2005. In addition to his professional career, Mr. Gill has held several important positions including President of the Utah Petroleum Association, and Trustee of the Rocky Mountain Mineral Law Foundation.

Related Party Transactions with the Nominees

During the past three years, the following transactions were entered into by Flexpoint Sensor Systems, Inc. and a current nominee for director. These transactions between Flexpoint Sensor Systems, Inc. and the nominee for director have been negotiated between related parties without "arms length" bargaining and, as a result, the terms of these transactions may be different than transactions negotiated between unrelated persons.

John A. Sindt, Chairman of the Board, agreed to compromise his claims in bankruptcy by surrendering his right to receive:
..     Any options granted to him prior to bankruptcy;
..     5,000,000 common shares for accrued wages through March 2001;
..     800,000 super-voting preferred shares that were authorized to be issued to him in April 2001; and
..     Accrued wages of $300,000 through December 31, 2003.

In February 2004, we emerged from bankruptcy without settling a claim for compensation by John A. Sindt for services rendered during the period we were in bankruptcy. At the date we emerged from bankruptcy, we acknowledged that the claim existed but were unable to determine the range of potential loss under the claim and did not record a liability at that date. Our Board determined the amount of the claim on November 24, 2004, and on that date we settled all amounts due under the claim and in payment of services received after we emerged from bankruptcy, by issuing 1,200,000 shares of our restricted common stock to Mr. Sindt. We valued the common stock issued at $1,776,000, or $1.48 per share, based upon the quoted market value of our common stock.

Nominee Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than five percent of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and ten-percent or more beneficial owners of our common stock are required by SEC regulations to furnish Flexpoint Sensor Systems, Inc. with copies of all Section 16(a) reports they file and provide written representation that no Form 5 is required. Based upon a review of these forms furnished to us during the fiscal year ended December 31, 2004, we believe John A. Sindt filed late one Form 4 for one transaction.

Proxy Vote

The persons named as proxy holders in the enclosed proxy cards (Messrs. Sindt and Mower) have advised us that, unless a contrary direction is indicated on a proxy card, they intend to vote FOR the election of the three nominees. They have also advised us that if any of the three nominees are not available for election for any reason, then they will vote FOR the election of such substitute nominee or nominees, if any, as the Board may propose. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unavailable to serve if elected.

    The Board of Directors recommends that you vote -FOR- all
                    of the director nominees.

-----------------------------------------------------------------------------
            PROPOSAL NO. 2 - 2005 STOCK INCENTIVE PLAN

-----------------------------------------------------------------------------

Features of Plan

On August 25, 2005, our Board adopted the Flexpoint Sensor Systems, Inc. 2005 Stock Incentive Plan (the "Plan") and is presenting the Plan for stockholder approval. A copy of the Plan is attached as Appendix A. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of our business.

The Plan became effective upon its adoption by the Board and shall continue in effect for a term of ten (10) years, unless terminated. The maximum aggregate number of shares of common stock that may be sold under the Plan is 2,500,000 shares. The term of each option and its exercise price shall be stated in an option agreement; provided that the term does not exceed ten (10) years from the date of grant. The plan provides that a grant of a stock option to an employee shall have an exercise price of no less than 110% of the fair market value per share on the date of grant. As a condition of the grant, vesting or exercise of an option granted under the Plan, the participant shall be required to satisfy any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the grant, vesting or exercise of the option or the issuance of shares.

The Plan shall be administered by our Compensation Committee, described below in "Our Management," and this committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Compensation Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution, fill vacancies and/or remove all members of the committee. The Compensation Committee may be composed of employee/director(s), non-employee/director(s) and/or major stockholder(s) of the company who are not a director.

The Compensation Committee shall have the authority, in its discretion:
..     to determine the fair market value of the common stock;
..     to select the employees, directors and consultants to whom options may be granted;
..     to determine whether and to what extent options are granted;
..     to determine the number of shares of common stock to be covered by each award granted;
..     to approve the form of agreements used under the Plan;
..     to determine the terms and conditions of any award granted, which terms and conditions relate to the exercise or purchase price, the term, vesting and any restriction or limitation regarding any option, optioned stock or restricted stock issued upon exercise of an option;
..     to determine whether and under what circumstances an option may be settled in cash instead of common stock;
..     to implement an option exchange program on certain terms and conditions;
..     to adjust the vesting of an option held by an employee, director or consultant as a result of a change in the terms or conditions under which such person is providing services to the company;
..     to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and
..     in order to fulfill the purposes of the Plan and without amending the
      Plan, to modify grants of options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

Non-statutory stock options may be granted to employees, directors and consultants who have the capacity to contribute to the success of the company. Incentive stock options may be granted only to employees, provided that employees of affiliates shall not be eligible to receive incentive stock options.


Eligibility for the Plan

The following table provides a breakdown of the awards to be issued under the
Plan:

                                             Number
Grants to be received under the Plan         In group    Allocated
-------------------------------------        --------    ---------

All current executive officers as a group       3        580,000 shares
                                                         vesting over 3 years

All current directors who are not               1        0
  executive officers

Employees as a group who are not                10       609,000 shares
  executive officers                                     vesting over 3 years

Chief Executive Officer, Clark M. Mower         1        300,000 shares
                                                         vesting over 3 years

Proxy Vote

The persons named as proxy holders in the enclosed proxy cards (Messrs. Sindt and Mower) have advised us that, unless a contrary direction is indicated on a proxy card, they intend to vote -FOR- the Plan.


    The Board of Directors recommends that you vote -FOR- the Flexpoint Sensor Systems, Inc. 2005 Stock Incentive Plan.

------------------------------------------------------------------------------
                          OUR MANAGEMENT
------------------------------------------------------------------------------

Directors and Executive Officers

Our directors and executive officers are listed below.

Name                 Age   Position Held                        Director Since
-------------------- ----- ------------------------------------ --------------

John A. Sindt         61   Chairman of the Board and Principal  December 1999
                           Finance and Accounting Officer
Clark M. Mower        58   President, CEO and Director          December 2004

Ruland J. Gill, Jr.   60   Director                             December 2004
B. Fred Atkinson, Jr. 57   Secretary/Treasurer and Comptroller  July 2005

Audit Committee

The audit committee consists of Messrs. Atkinson and Gill, with Mr. Gill serving as Chairman. The audit committee was not in existence at the time of the preparation of our audited financials for the year ended December 31, 2004. However, this committee has met three (3) times since its formation in June 2005. The audit committee adopted a written charter in September 2005 and a copy of this charter is attached as Appendix B.

The audit committee's functions include:
..    the direct responsibility for the appointment, compensation and oversight of the outside auditor;
..    the authority and funding to engage independent counsel and other outside advisors if the audit committee deems it necessary to carry out its duties;
..    the sole duty and responsibility to review and approve all related party transactions;
..    review and discuss the audited financial statements with management;
..    discuss with the independent auditors the matters required to be discussed by SAS 61 Communications with Audit Committees, as may be modified or supplemented;
..    receive the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented,
..    discuss with the independent accountant the independent accountant's independence; and
..    based on its review and discussions, will recommend to the Board whether the audited financial statements be included in our Annual Report on Form 10-KSB.

Our Board has determined that Mr. Atkinson is an audit committee financial expert serving on our audit committee due to his expertise in accounting matters as well as his understanding of financial statements. However, Mr. Atkinson is not independent as that term is defined by NASDAQ Marketplace Rule 4200 Definitions (a)(15) because he is an employee.

Mr. Gill is independent based upon NASDAQ Marketplace Rule 4200 Definitions
(a)(15), but our Board has determined that he is not a financial expert.

Compensation Committee

Mr. Ruland Gill is Chairman of our compensation committee and Mr. John Clayton, a stockholder, serves as a non-director member of our compensation committee. This committee was formed in May 2005 and has held three meetings since its formation. This committee was appointed Administrator of the 2005

Stock Incentive Plan on August 25, 2005. This committee shall perform the functions outlined under the Plan.

Nominating Committee

We do not have a nominating committee, therefore our full Board participates in the consideration of director nominees. We believe it is not appropriate for us to have a nominating committee at this time because we are a development stage company with limited operations. Our Board will reevaluate our need for a nominating committee at some future date.

Communications with the Board

Our Board and each director accepts communications from stockholders and any such communications should be directed to the Board or an individual director at:

                        Board of Directors
                  Flexpoint Sensor Systems, Inc.
                   106 West Business Park Drive
                       Draper, Utah  84020


-----------------------------------------------------------------------------
           DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
-----------------------------------------------------------------------------

Executive Officers

We did not pay cash compensation, bonuses, stock appreciation rights, long term compensation, stock awards or long-term incentive rights to our executive officers in 2002 and 2003. John A. Sindt served as our Chief Executive Officer during 2004 and we issued 1,200,000 common shares, valued at $1,776,000, to him in 2004 in settlement of claims and as compensation for his services during 2002, 2003 and 2004.

We have not entered into employment contracts with our executive officers and their compensation, if any, will be determined at the discretion of our Board.

Compensation of Directors

We do not have any standard arrangement for compensation of our directors for any services provided as a director, including services for committee participation or for special assignments. Our Compensation Committee will from time to time evaluate the need to compensate directors for their services on our behalf.

On August 25, 2005, the Board authorized the award of 18,350 shares of common stock, valued at approximately $35,000, to Ruland J. Gill Jr. for his services as a director in 2005.


------------------------------------------------------------------------------
         VOTING SECURITIES AND PRINCIPAL HOLDERS OF THEM
------------------------------------------------------------------------------

The following tables set forth the beneficial ownership of our outstanding common stock by:

..     each person or group known by us to own more than 5%;
..     each of our executive officers;
..     each of our directors; and
..    all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investing power with respect to securities. For purposes of calculating the percentages shown in the chart, each person listed is also deemed to beneficially own any shares issuable on either the exercise of vested options or warrants held by that person and that are exercisable within 60 days after October 11, 2005. Except as indicated by footnote, the persons named in the table have sole voting and investing power with respect to all shares of common stock shown as beneficially owned by them. The inclusion of any shares as beneficially owned does not constitute an admission of beneficial ownership of those shares. The percentage calculation of beneficial ownership is based on 22,974,537 shares of common stock outstanding as of October 11, 2005.


                    CERTAIN BENEFICIAL OWNERS
                     ------------------------

Name and address of                                             Percentage
beneficial owners                          Number of shares     of class
---------------------------------------    -----------------    -----------
First Equity Holdings Corp.                  5,757,158 (1)        25.1%
2157 S. Lincoln Street
Salt Lake City, Utah 84106

    (1) Includes 743,000 shares held by an officer of First Equity Holdings Corp.



                            MANAGEMENT
                            ----------
Name and address of                                             Percentage
beneficial owners                          Number of shares     of class
---------------------------------------    -----------------    ------------
John A. Sindt                                1,394,976 (1)         6.1%
106 West Business Park Drive
Draper, Utah 84020

Clark M. Mower                                 550,000             2.4%
106 West Business Park Drive
Draper, Utah 84020

Ruland J. Gill, Jr.                            216,667           Less than 1%
532 Heritage Drive
Bountiful, UT 84010

Directors and officers                       2,161,643             9.4%
as a group

    (1) Includes 1,202,266 shares held by Mr. Sindt, 1,143 shares held by his spouse and Mr. Sindt shares investment power with respect to 191,567 shares.

------------------------------------------------------------------------------
                  INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------------------------------------

Our independent public accountant for the current year is Hansen Barnett & Maxwell, Certified Public Accountants and this firm audited our financial statements for the year ended December 31, 2004 and 2003. We expect a representative from this firm to be present at the stockholders' meeting on November 22, 2005, to respond to appropriate questions.

Independent Public Accountant Fees

The following table presents the aggregate fees billed for each of the last two fiscal years by our independent accountant, Hansen Barnett & Maxwell, in connection with the audit of our financial statements and other professional services rendered by that firm.

                                         2004           2003
                                     ------------   -----------
      Audit fees                     $   20,113     $   66,665
      Audit-related fees                      0              0
      Tax fees                                0              0
      All other fees                          0              0

Audit fees represent the professional services rendered for the audit of our annual financial statements and the review of our financial statements included in quarterly reports, along with services normally provided by the accountant in connection with statutory and regulatory filings or engagements. Audit-related fees represent professional services rendered for assurance and related services by the independent accountant that are reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees.

Tax fees represent professional services rendered by the independent accountant for tax compliance, tax advise, and tax planning. All other fees represent fees billed for products and services provided by the independent accountant, other than the services reported for the other categories.

Audit Committee Pre-approval Policies

Our audit committee has the responsibility to establish pre-approval procedures for all audit and non-audit services provided by the independent accountant. Before the independent accountant renders audit and non-audit services our audit committee will pre-approve the engagement.


-----------------------------------------------------------------------------
          STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
-----------------------------------------------------------------------------

The rules of the SEC provide that stockholder proposals may be considered for inclusion in the proxy material for an annual meeting under certain circumstances. Our bylaws provide that any stockholder proposals for an annual meeting must be made in writing and delivered to us or mailed and received at our principal executive offices not less than 50 days, nor more than 80 days prior to that meeting. However, if we provide you with less than 60 days notice (or public disclosure) of the meeting, nominations will be deemed timely if they are received not more than the 10th day following the date the notice was mailed or the public disclosure was made. Any such proposals need to be accompanied by specific information regarding:

..    a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;
..    the name and address of the stockholder proposing the business;
..    the class and number of shares owned by the stockholder; and
..    any material interest the stockholder has is such business.

Stockholders proposals for the 2006 annual meeting must be received no later then October 3, 2006, but no sooner than September 3, 2006, and should be addressed to:

                      Stockholder Relations
                  Flexpoint Sensor Systems, Inc.
                   106 West Business Park Drive
                       Draper, Utah  84020


------------------------------------------------------------------------------
                           OTHER MATTERS
------------------------------------------------------------------------------

The Board does not presently intend to bring any other business before the meeting and we know of no other matters that are to be brought before the meeting except as specified in the notice of the meeting. If any additional business properly comes before the meeting, then your shares will be voted in accordance with the judgment of the persons voting your proxy.


                                        By Order of the Board of Directors

                                        /s/ John A. Sindt
                                        ____________________________________
                                        John A. Sindt, Chairman of the Board

Salt Lake City, Utah
October 12, 2005


ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  THANK
          YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

APPENDIX A

                  FLEXPOINT SENSOR SYSTEMS, INC.
                    2005 STOCK INCENTIVE PLAN

     1. Purposes of the Plan. The purposes of this 2005 Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder.

     2.  Definitions.  As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or its Committee appointed pursuant to Section 4 of the Plan.

         (b) "Affiliate" means a business entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

         (c) "Applicable Laws" means the legal requirements relating to the administration of stock option and restricted stock purchase plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

         (d)  "Board" means the Board of Directors of the Company.

         (e) "Cause" for termination of a Participant's Continuous Service Status will exist if the Participant is terminated by the Company for any of the following reasons: (i) Participant's willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant's commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company;
(iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time as provided in Section 5(d) below, and the term "Company" will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.

         (f) "Change of Control" means (1) a sale of all or substantially all of the Company's assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company. A Change of Control; however shall not be considered to have occurred until all conditions precedent to the transaction, including but not limited to, all required regulatory approvals have been obtained.

         (g)  "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

         (i)  "Common Stock" means the Common Stock of the Company.

         (j) "Company" means Flexpoint Sensor Systems, Inc., a Delaware corporation.

         (k) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

         (l) "Continuous Service Status" means the absence of any interruption or termination of service as an Employee, Director or Consultant. Continuous Service Status as an Employee, Director or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

         (m) "Corporate Transaction" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

         (n)  "Director" means a member of the Board.

         (o) "Employee" means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

         (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (q) "Fair Market Value" means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. The Administrator my look to the three week prior average trading price for the Shares as a guide in determining fair market value but shall be free to make such increases or decreases in such average as the Administrator determines necessary in determining fair market value so as to take into consideration such factors as blockage, spikes in trading price and other similar factors.

         (r) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

         (s) "Listed Security" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

         (t) "Named Executive" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

         (u) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

         (v)  "Option" means a stock option granted pursuant to the Plan.

         (w) "Option Agreement" means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

         (x) "Option Exchange Program" means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

         (y)  "Optioned Stock" means the Common Stock subject to an Option.

         (z) "Optionee" means an Employee, Director or Consultant who receives an Option.

         (aa) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

         (bb) "Participant" means any holder of one or more Options, or the Shares issuable or issued upon exercise of such Options, under the Plan.

         (cc) "Plan" means this 2005 Stock Incentive Plan.

         (dd) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

         (ee) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

         (ff) "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

         (gg) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

         (hh) "Ten Percent Holder" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock, issued and outstanding, of the Company or any Parent or Subsidiary.

      3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is Two Million Five Hundred Thousand (2,500,000) Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall be available for future grant under the Plan.

      4.  Administration of the Plan.

          (a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

          (b) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or
Section 162(m) of the Code, to the extent permitted or required by such provisions. The Committee shall in all events conform to any requirements of
the Applicable Laws.   The Committee may be composed of employee/Director(s),
non-employee/Director(s) and/or major shareholder(s) of the Company who is
(are) not a Director.

          (c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(q) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

               (ii) to select the Employees, Directors and Consultants to whom Options may from time to time be granted;

               (iii) to determine whether and to what extent Options are granted;

               (iv) to determine the number of Shares of Common Stock to be covered by each award granted;

               (v) to approve the form(s) of agreement(s) used under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant's transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock or restricted stock issued upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(c) instead of Common Stock;

               (viii) to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

               (ix) to adjust the vesting of an Option held by an Employee, Director or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

               (x) to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

               (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

     5.  Eligibility.

         (a) Recipients of Grants. Nonstatutory Stock Options may be granted to Employees, Directors and Consultants who have the capacity to contribute to the success of the Company. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

         (b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

         (c)  ISO $100,000 Limitation.  Notwithstanding any designation under
Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

         (d) No Employment Rights. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate the employment or consulting relationship at any time for any reason.

     6. Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.  Option Exercise Price and Consideration.

         (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

              (i)  In the case of an Incentive Stock Option

                   (A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                   (B) granted to any other Employee, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option to any eligible person, the per share Exercise Price shall be such price as determined by the Administrator.

              (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

         (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash or its equivalent; (2) check; (3) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (4) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a "same-day sale" cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the company of the amount required to pay the exercise price and any applicable withholding taxes; (5) use of the build-in equity value of an Option resulting in reducing the number of net Shares that will be received as a result of the exercise of such Option, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

      9.  Exercise of Option.

          (a)  General.

               (i) Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

               (ii) Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

              (iii) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

              (iv) Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.

                    Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (v) Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

         (b) Termination of Employment or Consulting Relationship. Except as otherwise set forth in this Section 9(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee's Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section
7).

              The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee's Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

              (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of Optionee's Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iv) below, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination. No termination shall be deemed to occur and this Section 9(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

              (ii) Disability of Optionee. In the event of termination of an Optionee's Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within twelve months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

              (iii) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee's Continuous Service Status, the Option may be exercised by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee's Continuous Service Status terminated.

              (iv) Termination for Cause. In the event of termination of an Optionee's Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee's Continuous Service Status. If an Optionee's employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee's rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option.

         (c) Buyout Provisions. The Administrator may at any time buy out for a payment in cash or Shares unexercised Options previously granted under the Plan based on the then fair market value of such Options and Shares as determined by the Administrator. The fair market value of such Option in any such buyout shall be equal to the fair market value of the Shares that may be purchased by the Option, as determined by the Administrator, less the Option's strike price for said Shares.

     10. Taxes.

         (a) As a condition of the grant, vesting or exercise of an Option granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations under this Section 10 (whether pursuant to Section 10(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

         (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

         (c) This Section 10(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 10, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

         (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 10(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

         (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 10(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 10(d) above must be made on or prior to the applicable Tax Date.

         (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.


     11. Non-Transferability of Options.

         (a) General. Except as set forth in this Section 11, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of an Option, only by such holder or a transferee permitted by this Section 11.

         (b) Limited Transferability Rights. Notwithstanding anything else in this Section 11, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to "Immediate Family Members" (as defined below) of the Optionee. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

     12. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

         (a) Changes in Capitalization. Subject to any action required under Applicable Laws by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the

Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

         (c) Corporate Transaction. In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the transaction. Notwithstanding the above, in the event of a Change of Control and irrespective of whether outstanding awards are being assumed, substituted or terminated in connection with the transaction, the vesting and exercisability of each outstanding Option shall accelerate such that the Options shall become vested and exercisable to the extent of 100% of the Shares then unvested, and any repurchase right of the Company with respect to shares issued upon exercise of an Option shall lapse as to 100% of the Shares subject to such repurchase right prior to consummation of the Change of Control, in each case effective as of immediately prior to consummation of the transaction. To the extent that an Option is not exercised prior to consummation of a Corporate Transaction in which the Option is not being assumed or substituted, such Option shall terminate upon such consummation and the Administrator shall notify the Optionee or holder of such fact at least five (5) days prior to the date on which the Option terminates.

         (d) Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

     13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan.

         (a) Authority to Amend or Terminate. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 12 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b) Effect of Amendment or Termination. Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.
15. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise of Options granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement.

     16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17. Agreements. Options shall be evidenced by Option Agreements in such form(s) as the Administrator shall from time to time approve.

     18. Shareholder Approval. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

     19. Information and Documents to Optionees and Purchasers. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

APPENDIX B

                  FLEXPOINT SENSOR SYSTEMS, INC.

                     AUDIT COMMITTEE CHARTER


ORGANIZATION

There shall be a committee appointed by the board of directors of Flexpoint Sensor Systems, Inc., hereafter (The "Company") to be known as the Audit Committee.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the board of directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

COMPOSITION

The Audit Committee may be composed of as few as two members. At least one of the members of the Audit Committee must be a director who is independent of the management of the Company and free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member and the other member(s) may not be independent.

All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

The members of the Audit Committee shall be appointed by the Board and shall serve until their successors shall be duly qualified and appointed. Unless a chair is appointed by the full Board, the members of the Audit Committee may designate a chair by majority vote of the full Audit Committee membership.

MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its responsibility to foster open communication, the Audit Committee or its members are expected to meet for discussions with Company management frequently, and will have at least two formal meetings with Company management in the presence of the independent auditors or may meet in separate executive sessions to discuss any matters that the Audit Committee believes should be discussed privately.

AUDIT COMMITTEE AUTHORITY

The Board of Directors shall grant to the audit committee:

..     the direct responsibility for the appointment, compensation and oversight of the outside auditor
..     the authority and funding to engage independent counsel and other outside advisors if the Audit Committee deems it necessary to carry out its duties
..     the sole duty and responsibility to review and approve all related party transactions.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee's policies and procedures will remain flexible, in order to best react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee shall:


1. Develop an effective audit committee charter approved by the Board of Directors. Update this charter at least annually or as business development may dictate.

2. Influence the overall Company "tone" for quality financial reporting, sound business risk controls, and ethical behavior.

3. The Audit Committee must determine whether the relationship between the existing independent auditors and the Company complies with the requirements of the listing standards, rules and regulations. Maintain an active dialog with the independent auditors to identify and disclose any relationship or services that may impact the objectivity and independence of the auditors.

4. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review the results of such audit, including any comments or recommendations of the independent auditors.

5. Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

6. Ensure that the independent auditors review interim financial statements and conduct a quality discussion with the independent auditors before the Company files its quarterly report.

7. The Audit Committee on a regular basis shall also monitor the integrity and quality of internal financial and operating information used by management in its decision making process.

8.    Consider and review with the independent auditors:

      (a) Any significant findings in the independent auditors SAS 71 interim financial statement review prior to the Company's filing of its periodic report.

      (b) The adequacy of the Company's internal controls, including computerized information system controls and security.

      (c) Any significant findings and recommendations of the independent auditors together with management's responses thereto.

2. Discuss with the party responsible for investor relations what is being said or asked about the Company, as it may further assist the Audit Committee in asking probing questions to management.

3.    Establish pre-approval procedures for all audit and non-audit services.

4. Establish appropriate procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees regarding questionable accounting matters.

5. Review the management representation letter issued to the independent auditor.

6. Emphasize the adequacy of internal controls to identify any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

7. Monitor the integrity and quality of annual and interim financial reporting to shareholders in coordination with management and the independent auditors. Determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review changes in accounting principles and concur as to their appropriateness.

8. Monitor compliance with the Company code of ethics and regulatory requirements, and review and assess conflicts of interest and related-party transactions.

9. Evaluate and make recommendations regarding management initiatives affecting the financing of the Company and related matters.

10.   Review and approve any required stock exchange certifications, if any.

11. Review and approve any required proxy or information statement disclosure.

12.   Assess independent auditor performance.

13.   Assess Audit Committee members' performance.

14. Provide a report of the audit committee's findings that result from its financial reporting oversight responsibilities including representation that the Audit Committee has:

      (a) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

      (b) received and reviewed the written disclosures and the letter from the independent auditors required by Independence Discussions with Audit Committees, as amended, by the Independence Standards Board.

      (c)  discussed with the auditors the auditors' independence.

15. Conduct an annual quality discussion with the independent auditors wherein the independent auditors discuss their judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting.




                                   /s/ John A. Sindt
Date: 28 Sept. 2005                _____________________________________
                                   John A. Sindt, Chairman



                                   /s/ Clark M. Mower
Date: 28 Sept. 2005                _____________________________________
                                   Clark M. Mower, Director



                                   /s/ Ruland J. Gill, Jr.
Date: 28 Sept. 2005                _____________________________________
                                   Ruland J. Gill, Jr., Director

APPENDIX C

------------------------------------------------------------------------------

                            P R O X Y

                  FLEXPOINT SENSOR SYSTEMS, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Clark M. Mower and John A. Sindt, and either of them, as proxies, to vote all shares of Common Stock of Flexpoint Sensor Systems, Inc. (the "Company") held of record by the undersigned as of October 11, 2005 (the record date) with respect to this solicitation, at the Company's 2005 Annual Meeting of Stockholders to be held at the Grand America Hotel located at 550 South Main Street, Salt Lake City, Utah on Tuesday, November 22, 2005, at 10:00 a.m. Mountain Time and all adjournments thereof, upon the following matters.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
                 DIRECTOR NOMINEES IN PROPOSAL 1
  AND A VOTE "FOR" THE 2005 STOCK INCENTIVE PLAN IN PROPOSAL 2.


        IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE



                         SEE REVERSE SIDE

------------------------------------------------------------------------------

[X]  Please mark votes as in
     this example in dark ink only.



 ----------------------------------------------------------------------------
|    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE    |
|    DIRECTOR NOMINEES IN PROPOSAL 1 AND  "FOR" THE 2005 STOCK INCENTIVE     |
|                            PLAN IN PROPOSAL 2.                             |
|----------------------------------------------------------------------------|
|                                                                            |
| Proposal 1: The election of Clark Mower, Ruland Gill and John Sindt as     |
|             directors of the Company. (Check one of the following blanks): |
|                                                                            |
|                                                               WITHHOLD     |
|                                           FOR                 AUTHORITY    |
|                                           [ ]                   [ ]        |
|                                                                            |
|        (FOR all of the above mentioned nominees (except do not vote        |
|        for the nominee(s) whose name(s) appear(s) in the following space   |
|                                                                            |
|        ________________________________________________________________    |
|                                                                            |
| Proposal 2: The adoption of the 2005 Stock Incentive Plan                  |
|                                                                            |
|                                           FOR       AGAINST   ABSTAIN      |
|                                           [ ]         [ ]       [ ]        |
|                                                                            |
 ----------------------------------------------------------------------------


                              Please sign below, date and return promptly:

                              Date: _____________________________, 2005

                              ______________________________________________
                              Signature

                              ______________________________________________
                              Additional signatures if jointly held (if applicable). If signing as Attorney, Administrator, Executor, Guardian, or Trustee, please add your title as such.